Exhibit 99.2 A PIONEER & LEADER IN PLACENTAL BIOLOGICS Q4:22 & Full Year 2022 Results Conference Call February 28, 2023

Disclaimer & Cautionary Statements Some of the information and statements contained in this presentation and certain oral statements made from time to time by representatives of MIMEDX constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that do not directly or exclusively relate to historical facts. Such forward-looking statements include statements regarding: • Future sales or sales growth, expense levels, segment contributions and margins; • Estimates of potential market size for the Company’s current and future products; • Plans for expansion outside of the U.S.; • Expectations regarding the U.S. Centers for Medicare and Medicaid Services (CMS) and Medicare Administrative Contractors (MACs) reimbursement policies and the impact of CMS and MAC reimbursement policy proposals on the Company's business and financial results in 2023 and beyond; • The Company’s expectations regarding its mDHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for meetings with the U.S. Food & Drug Administration (FDA), and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; • The effectiveness of amniotic tissue as a therapy for any particular intended uses or condition; • Expected spending on clinical trials and research and development; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability 2

Disclaimer & Cautionary Statements Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, the reimbursement environment and many other factors; • The results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • Whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and • Expected spending can depend in part on the results of pending clinical trials; The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement. 3

Joe Capper Chief Executive Officer 4

Strong Foundation & A Pioneer & Leader in Placental Biologics Exciting Potential for Value Creation Large Potential Opportunity with Knee Osteoarthritis (“KOA”) Program Strong end to 2022 with highest reported net sales since Q4:19 Q4 5

Why MIMEDX? Leading and growing product portfolio built on best-in-class Products technology Dedicated & talented employee base making a difference in the lives of People the patients we serve A strong profile today with significant opportunity to further Financial Profile improve on the way to sustainable profitability 6

Where We Are Headed Build on our Leadership Position in Wound & Surgical 1 Expand into Adjacent Markets, Including KOA 2 Demonstrate Expense Control & Continuous Process Improvement 3 Focusing the Business on 3 Growth Objectives for Long-Term Success 7

Pete Carlson Chief Financial Officer 8

Net Sales, Gross Profit & Gross Margin Net Sales Gross Profit & Gross Margin • Q4:22 represents the $74.4 highest quarterly net sales $67.4 since Q4:19 $60.0 $56.7 • Growth in both Wound & Surgical with strong contributions from 84% 81% recently launched products • Q4:22 gross margin negatively impacted by production variances; going forward focused on improving gross margin Q4:21 Q4:22 Q4:21 Q4:22 9 $ millions $ millions

Operating Expenses, Net Income/Loss & Adjusted EBITDA Q4:21 Q4:22 $37.7 $36.2 • Significant actions taken $15.1 $12.3 to improve Company’s $3.6 $2.8 $1.8 $1.8 $1.8 $0.0 cost base W&S RM Corporate W&S RM SG&A R&D • Focused on Q4:21 demonstrating expense Q4:22 control and improving $7.3 profitability in 2023 $3.6 and beyond $2.2 -$0.4 Adjusted EBITDA Net Income/Loss 10 $ millions $ millions

Full Year 2022 Results Net Sales $267.8 million Adjusted EBITDA $3.9 million +3.6% growth vs. 2021 as-reported vs. $18.7 million in 2021 +10.5% growth from continuing product portfolio Gross Margin 82.0% Wound & Surgical $66.7 million Negatively impacted by lower 25.2% of segment sales production volume Segment Contribution R&D Expense $22.8 million +$5.5 million vs. 2021 Regenerative Medicine $15.0 million vs. $11.4 million in 2021 Segment Loss SG&A Expense $208.8 million +$10.4 million vs. 2021 Net Loss $30.2 million SG&A Expenses $62.9 million vs. $10.3 million in 2021 23.5% of net sales in Corporate & Other 11

Year End 2022 Cash Position $87.1 $75.7 • Balance sheet and $73.2 $72.5 disciplined cash $66.0 management continues • Q4:22 includes initial payment to Turn Therapeutics for access to antimicrobial IP • Do not currently anticipate need to raise additional capital to fund operations and R&D efforts, including KOA Q4:21 Q1:22 Q2:22 Q3:22 Q4:22 12 $ millions

Looking Forward Goal to deliver low double digit percentage annual net sales growth Revenue Growth Goal 2023 expected to be characterized by ongoing challenges in private physician office setting Focused on profitability targets, including: Expense Discipline • Wound & Surgical segment contribution margin at or above 30% of segment net sales Goals • Corporate & Other SG&A expenses at or below 20% of net sales 13

Joe Capper Chief Executive Officer 14

Clear Momentum to End 2022 and Start 2023 Numerous changes to Adoption of new Strong quarterly drive increased Great finish to 2022… products, commercial revenue growth of 10% efficiency and expense focus & execution rationalization Launched EPIFIX® in …and a strong start to Added experienced Japan with GUNZE Initiated KOA study leadership in Operations 2023! Medical 15

Changes to CMS Physician MIMEDX is Uniquely Positioned to Benefit from Office Reimbursement Potential Changes in Physician Office Setting are Needed Skin Substitute Products – Medicare Allowed Charges $1,000,000,000 • Skin Substitute Products Previously NOT on ASP List have Led to Explosion of Medicare Allowed Charges 100% of MIMEDX products • Non-ASP List Skin Substitute Sales used in private office Growth Led by Increased Use of are on the ASP list Financial Incentives • Significant Potential Savings for Medicare by Transitioning All Skin Substitutes to ASP List • Expect CMS to Finalize $0 Reimbursement Changes During 2023 2019 2020 2021 & Become Effective Beginning 2024 Skin Substitute Products on ASP List Skin Substitute Products Previously NOT on ASP List ASP List refers to the Medicare Part B ASP Drug Pricing Files 16 CMS refers to the Centers for Medicare and Medicaid Services Source: https://www.cms.gov/Research-Statistics-Data-and-Systems/Downloadable-Public-Use-Files/Part-B-National-Summary-Data-File/Overview; Accessed: November 30, 2022

Conclusion Strong business Dedicated team Growing revenue Deep pipeline with products committed to our base and with numerous that make a Mission improving opportunities for positive profitability continued growth difference in the lives of patients a pioneer & leader in placental biologics 17

Q&A 18